SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): April 24, 2007


                                  Coach, Inc.
                                 -------------
             (Exact name of registrant as specified in its charter)


   Maryland                         1-16153                      52-2242751
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  (State of                 (Commission File Number)           (IRS Employer
Incorporation)                                               Identification No.)


                    516 West 34th Street, New York, NY 10001
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 594-1850
                                 ---------------
              (Registrant's telephone number, including area code)

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Item 2.02: Results of Operations and Financial Condition.

     On April 24, 2007, Coach, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced its financial results for its fiscal quarter ended March 31, 2007. All information in the press release is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

     The attached press release includes the following Non-GAAP financial information:

     o The Company's net sales, net income and earnings per share have been presented (for the fiscal quarter and nine-month period to date in the current and prior fiscal year) both with and without the contribution of operations that were discontinued during the fiscal quarter.

     o Direct-to-consumer sales for Japan have been presented both including and excluding currency fluctuation effects from translating Japanese yen-denominated sales into U.S. dollars for the quarter and compared to the same quarter in the prior fiscal year.

     The Company believes that it is appropriate to present this supplemental information, for the following reasons:

     o Presenting information as described above will allow investors to better understand the Company's continuing operating and financial results and how such results compare with the Company's prior guidance.

     o Presenting the sales, income and earnings information both with and without the contribution of discontinued operations will allow investors to more clearly understand the impact on the Company's operating results of discontinuing these operations; to further clarify this impact, a "supplemental information" table is also included in the press release, showing the pro forma impact on net sales, net income and earnings per share from discontinued operations during each of the last seven fiscal quarters.

     o Presenting Japan sales both including and excluding currency fluctuation effects will help investors and analysts to understand the increase in net sales over the prior-year periods on a constant-currency basis, a valuable measure of relative sales performance in the Company's markets.


Item 9.01: Financial Statements and Exhibits.

(c)  Exhibits. The following exhibit is being furnished herewith:

99.1 Text of Press Release, dated April 24, 2007

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2007

                                      COACH, INC.

                                      By: /s/ Carole P. Sadler
                                          --------------------
                                          Carole P. Sadler
                                          Senior Vice President, General Counsel
                                          and Secretary

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                                  EXHIBIT INDEX


99.1 Text of Press Release, dated April 24, 2007